PRODUCTION AGREEMENT

THIS PRODUCTION AGREEMENT (herein “Agreement”) is entered into this 21st   day of February, 2007, by and between Bison Brewing Company, LLC (hereinafter “Contractor”) and Golden West Brewing Company (hereinafter “Brewer”).

WITNESSETH

WHEREAS, Contractor is owner of and has all proprietary rights in the brand, label, design, and all associated intellectual property rights for beer products bearing the Bison brand name; and

WHEREAS, Contractor owns and operates brewing facilities in Berkeley, California, with a non-renewable lease that expires in November, 2007, converting the Contractor from a licensed brewer to a licensed wholesaler for the purposes of the Department of the Treasury, Tax and Trade Bureau (TTB); and

WHEREAS, Brewer owns and operates brewing facilities in Chico, California, and has experience in brewing beer; and

WHEREAS, Brewer currently brews Contractor’s beer under contract and wishes to supersede all prior agreements with this Production Agreement; and

WHEREAS, Brewer desires to produce Bison’s products, including but not limited to those beers listed on the Sell Sheet in Exhibit A; and

WHEREAS, Contractor will continue to sell beer that is not produced by Brewer throughout the term of this Production Agreement; and

WHEREAS, Brewer is concurrently entering into an employment agreement with Contractor’s Manager, Daniel Del Grande, which would be independent of this Agreement; and

WHEREAS, Contractor and Brewer recognize the incompleteness of contracts to determine future asset values for either party.  The Production Agreement should provide Brewer a right of first refusal to purchase the Bison brand; and

WHEREAS, Contractor and Brewer desire to create a production relationship according the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby agreed, it is mutually agreed by and between the parties hereto as follows:

1. Term.  The term of this Agreement shall be for two (2) years from February 21, 2007, (herein the “Effective Date”), unless terminated sooner according to the terms herein.

2. Brewer’s Obligations:  The Brewer’s obligations under this Agreement shall include the following:

a.

Brewer shall use its best effort to purchase all production materials necessary for the production of the Product (herein “Production Materials”) such as hops, malt, yeast and filtration aides.  Brewer shall use its best effort to purchase all production materials necessary for the bottling & packaging of the Product (herein “Bottling & Packaging Materials”) such as caps, labels, bottles, and cardboard containers.  Brewer shall maintain the Production Materials and Bottling and Packaging Materials for their useful life and shall be solely responsible for the spoilage, destruction, loss or damage of any of the Production Materials.

b.

Brewer shall manufacture the Product in accordance and consistent with the specifications (the “Specifications”) attached hereto as Exhibit A.  If any production material can not be acquired at a reasonable cost or schedule, Brewer shall notify Contractor of the shortage, recommend modifications to the Specifications, and request a variance from the Specifications, which will not be unreasonable withheld by Contractor.

c.

Brewer shall package some of the Product in Bottling & Packaging Materials approved by Contractor, which approval shall not be unreasonably withheld or delayed.  Brewer shall not package the Product in non-conforming Bottling & Packaging Materials unless first approved by Contractor.

d.

Brewer shall package the remainder of the Product in leased (Microstar) kegs or kegs provided by Contractor.

e.

Brewer shall keep records tracking the purchase, storage, and use of all organic ingredients in accordance with the requirements of California Crop Improvement Association (CCIA) in order to maintain the organic certification (the “Certification”) for the Product.

f.

Brewer shall warehouse finished goods in accordance with Brewer’s customary manner.  Brewer will be called upon from time to time to help arrange shipping for Product on behalf of Contractor to its distributors. Any such shipping shall be performed in accordance with Brewer’s customary manner.  All costs for freight and shipping from Brewer’s production facility shall be paid by Contractor directly to the carrier.

g.

Brewer shall obtain all necessary Certificate of Label Approval from the TTB and the State of California.  Brewer shall pay all excise taxes.

3. Contractor’s Obligations: The Contractor’s obligations under this Agreement shall include the following:

a.

Contractor shall provide Brewer with the Specifications for the Product attached hereto as Exhibit A and updated from time to time in writing.

b.

Throughout the term of this Agreement, Contractor agrees to purchase a minimum of 120 barrels per month (“Minimum Purchase Commitment”).  For any month that Contractor fails to satisfy the Minimum Purchase Commitment, Contractor shall nevertheless be liable for its proportionate share of all costs, expenses and fees as if Contractor had purchased the Minimum Purchase Commitment.

c.

Contractor shall purchase all Product from Brewer which meets the Specifications and is packaged in accordance with Section 2(c), according to the terms and conditions set forth in Section 4. Contractor shall pay Brewer for all Product in accordance with the Price Schedule, Exhibit B hereto.  Payment shall be made on a net 30 day basis, and all delinquent payments shall accrue interest at the rate of 1.5% per month until paid.

d.

Contractor shall pay for all design, printing and all other costs associated with the development and production of all Bottling & Packaging Materials.  Upon termination of this Agreement, all unused Bottling & Packaging Materials shall be billed to Contractor and shipped to any place designated by Contractor.

e.

Contractor shall be responsible for distribution, sales and marketing of the Product. Contractor shall also be responsible for all costs of freight and shipping of Product from Brewer’s production facility in Chico, CA.

f.

Contractor shall maintain all necessary Federal Basic Permits and state permits necessary to sell alcoholic products.

g.

Contractor shall pay all fees necessary to satisfy all requirements to maintain organic certification through its independent third party certifier, California Crop Improvement Association.  If Contractor chooses to use Brewer’s independent third party organic certifier, Contractor shall pay its pro-rata share of fees.  These fees are not included in Exhibit 2.

h.

Contractor shall arrange shipping for all Product to its distributors. Shipping shall be performed in a manner customary to the brewing industry. To the extent any risk of loss or other liability in connection with shipping is not borne by the distributor or carrier, all such risk of loss or other liability shall be borne exclusively by Contractor.

4. Orders/Payment.

a.

Brewer shall use its best commercial efforts and its knowledge of the craft brewing industry to maintain and manage Production Materials and Bottling and Packaging Materials to meet the specific production demands of Contractor. Contractor shall supply Brewer with monthly production projections no later than the fifth (5th) day of the month prior to the month in which such production is required. Such production projections shall include the number of Kegs, Cases and Sixth Barrels that the Contractor will require Brewer to manufacture and produce during such month.

b.

Brewer shall exercise reasonable effort to manufacture the Product in accordance with the production projections specified by Contractor.

c..

Brewer represents and warrants to Contractor that Brewer has sufficient production capacity to satisfy the monthly production requirements of Contractor. Initially, this production capacity shall include one 80 barrel batch and one 40 barrel batch per month.  If Contractor does not utilize reserved production capacity during the calendar month, Brewer can make no assurance that additional “make up” capacity will be available to Contractor throughout the remainder of the calendar year.

d.

Brewer shall have the right, based on its then current production capacity, determined in Brewer’s sole discretion, to decline to increase its production of Contractor’s Product by more than 30%.  In no event shall Brewer’s exercise of such right be deemed a violation or cause a breach of any term or provision of this Agreement.

e.

Contractor shall pay Brewer for all Product tax determined or in storage in accordance with terms and conditions set forth in Exhibit B attached hereto and incorporated herein.  Invoice dates for tax determined beer shall be the same as the packaging day.  All prices shall be free-on-board (FOB) at Brewer’s brewery located in Chico, California.

f.

Contractor agrees that the minimum production run for any combination of Cases, Kegs, and Sixth barrels shall be 40 barrels.

g.

On or promptly after the first week of any calendar quarter, the parties agree to meet to review the relationship between the parties and make any increases in the production levels as mutually agreed upon by Brewer and Contractor,provided the Brewer shall use commercially reasonable efforts to accommodate the requests of the Contractor to increase production levels up to a maximum of thirty percent (30%) per year.

h.

As used in this Agreement, “Case” shall mean twenty-four (24) twelve (12) ounce bottles contained in Bottling & Packaging Materials; “Keg” shall mean a keg containing 15.5 gallons of Product, and “Sixth Barrel” shall mean a keg containing 5.16 gallons of Product.

5. Product Recipe. The recipe for the Product shall be owned exclusively by the Contractor.

6. Scope of Agreement. This Agreement is solely for production by Brewer of the Product, as defined herein. No other products shall be produced in accordance with this Agreement unless a written addendum describing such products shall be executed by Brewer and Contractor.

7. Independent Contractor. Brewer and Contractor are both independent business entities, and nothing in this Agreement shall create an agency relationship, a partnership, joint venture, or relationship of employer and employee between Brewer and Contractor for any purpose whatsoever. Neither party shall have any right or authority to act on behalf of the other to create any obligations of any kind on behalf of the other. Each party shall have no liability or any other obligations for any such costs or expenses.

8. Intellectual Property. Contractor represents and warrants to Brewer that Contractor owns all right, title and interest in and to the recipes, tradenames, brands, labels, designs used in connection with the Product, and all intellectual property rights incorporated therein. Contractor and Brewer shall each remain the sole owner and proprietor of their respective trademarks, tradenames, brands, logos, and copyright interest (the “Intellectual Property”) in or associated with their respective products.  With the exception of the rights granted to Brewer to produce and package the Product of the Contractor, nothing in this agreement shall create a licensing arrangement which entitles either to the right to use any of the intellectual property of the other party. Any publication or use of the Intellectual Property of one party to this Agreement by other party shall be with express written consent of the owning party and shall note the ownership of such Intellectual Property in a form to be provided by the owning party.

9. Confidentiality.

a.

Contractor and Brewer recognize and acknowledge that the Confidential Information (as defined below) each possess constitutes valuable, secret, special, and unique assets.  Contractor and Brewer covenant and agree that during the term of this agreement neither party disclose Confidential Information of the other to any person, firm, corporation, association, or other entity for any reason or purpose without the express written approval of non-disclosing party. It is expressly understood and agreed that and Confidential Information must be immediately returned to the party entitled to such Confidential Information upon demand therefor. The term “Confidential Information” includes each, ever, and all written documentation related to the Brewer or Contractor, respectively, including but not limited to: (i) lists of Contractor’s or Brewer’s respective customers and companies and records pertaining thereto; (ii) customer lists and prospect lists; (iii) recipes and brewing techniques; and (iv) all other types of written information used by either party.  Further, the term Confidential Information shall also include any information which is communicated orally which, by its nature, is confidential or proprietary.

b.

In the event of violation of Section 9, the party entitled to ownership of the Confidential Information shall be entitled to injunctive relief as well as any other applicable remedies at law or in equity. The parties hereto acknowledge and agree that damages resulting from such a breach would be difficult to ascertain and determine with absolute certainty. Should a court of competent jurisdiction declare any of the covenants set forth in this Agreement unenforceable due to an unreasonable restriction of duration, geographic or otherwise, each of the parties hereto agrees that such court shall be empowered to and shall enforce such covenant by modifying such restrictions to the extent such court deems necessary to render such covenant enforceable.

c.

The invalidity or unenforceability of a particular provision of this Section 9 shall not affect the other provisions hereof, and the terms of this Section 9 shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

10. Termination Agreement. This Agreement shall continue until the expiration of the term of this Agreement unless terminated in accordance with the terms hereunder.

a.

This Agreement may be terminated as follows:

i.

Brewer and Contractor may terminate this Agreement by mutual agreement signed by both parties hereto.

ii.

Either party may terminate this Agreement, for cause, by reason of a material, adverse and continuing default in the performance of the material obligations of the other party under the terms and conditions of this Agreement, by giving ninety (90) days written notice. This notice shall specify the default(s) of the defaulting party and providing that this Agreement will be terminated in ninety (90) days if the default(s) is not cured. If the default cannot be cured within the ninety (90) day period, the defaulting party may offer reasonable assurance to the other party that a similar breach will not occur in the future.  The non-defaulting party may accept or reject such assurance, at its sole discretion. If rejected, then this Agreement shall be terminated at the end of said ninety (90) day period. Notwithstanding any of the foregoing contained in this Section 10(a)(iii), in the event that either party’s default in performances as described above is due to nonpayment of funds due under this Agreement, the ninety (90) day period referred to above in this Section 10 (a)(iii), shall become a thirty (30) day period.

iii.

Either party may terminate this Agreement without cause upon six month’s prior written notice.

iv..

In the event that proceeding in bankruptcy are commenced by or against either party or either party is adjudicated bankrupt, or a receiver is appointed or qualified, or either party is admitted to the benefits of any other court procedure for the settlement of debts, then the other party may, in addition to other rights and remedies it may have, terminate this Agreement by giving ten (10) days written notice to the bankrupt party.

b.

Upon termination of the Agreement, the parties shall do the following:

i.

Each party shall pay all amounts due to each other, which are not indispute, within ten (10) days of termination.

ii.

Contractor shall remove any packaging materials, raw materials, or ingredients located on Brewer’s premises, and shall reimburse Brewer for the cost of such items paid for by Brewer.

iii.

Brewer may finish the production of any work in progress on the date of termination. Contractor shall purchase such work in progress Product from Brewer in accordance with the pricing schedule set forth in Exhibit B so long as it conforms with the Specifications.

11. Assignment. The rights and obligations under this Agreement may be assigned by either party hereto without the express, written consent of the non-assigning party only in connection with all or substantially all of the assets, business or stock of Brewer or Contractor.  The rights and obligation under this Agreement shall inure to the benefit of and be binding upon the parties’ respective successors and assigns.

12. Notices. All notices required or permitted by this Agreement shall be in writing and shall be deemed delivered when deposited when deposited when deposited in the U.S. Mail, certified or registered mail, postage prepaid, return receipt requested, and properly addressed to the party to whom notice is being sent as set forth below:

As to Contractor:

Bison Brewing Company, LLC

PO Box 4821

Berkeley, CA  94704

with a copy to:

Donald Del Grande

PO Box 1016

Millbrae, CA  94030

As to Brewer:

Golden West Brewing Company, LLC

945 West 2nd Street

Chico, CA  95928

with a copy to:

John C. Power

PO Box 44

Sea Ranch, CA  95497

13. Invalid or Unenforceable Provisions.  The invalidity or unenforceable of any particular provision of this Agreement shall not affect the other provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

14. Mediation and Arbitration.  Mediation or Arbitration shall determine any question, dispute, or controversy arising under this agreement, at the option of Brewer or Contractor. The parties hereto understand that this Agreement contains an agreement to arbitrate. After executing this document, each party understands that it will not be able to bring a lawsuit concerning any dispute that may arise that is covered by these arbitration provisions.  Instead, each party agrees to submit any such dispute to an impartial arbitrator as provided below.

a.

Brewer and Contractor agree to mediate within thirty (30) days any dispute or claim between them arising out of this Production Agreement or any resulting transaction before resorting to arbitration or court action.  Mediation is a process in which parties attempt to resolve a dispute by submitting it to an impartial, neutral mediator who is authorized to facilitate the resolution of the dispute but who is not empowered to impose a settlement on the parties.  Mediation fees, if any, shall be divided equally among the parties involved.  Before the mediation begins, the parties agree to sign a document limiting the admissibility in arbitration or any civil action of anything said, any admission made, and any documents prepared, in the course of mediation, consistent with Evidence Code 1152.5.  If any party commences an arbitration or court action based on a dispute or claim to which this paragraph applies without first attempting to resolve the matter through mediation, then in the discretion of the arbitrator(s) or judge, that party shall not be entitled to recover attorney’s fees even if they would otherwise be available to that party in any such arbitration or court action.  However, the filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not in itself constitute a loss of the right to recover attorney’s fees under this provision.

b.

Any dispute or claim in law or equity between Brewer and Contractor arising out of this Agreement or any resulting transaction which is not settled though mediation within thirty (30) days shall be decided by neutral, binding arbitration in Alameda County, California and not by court action, except as provided by California law for judicial review of arbitration proceeding.  The arbitration shall be conducted in accordance with the rules of either the American Arbitration Association (AAA) or Judicial Arbitration and Mediation Services, Inc. (JAMS).  The claimant first filing for the arbitration shall make the selection between AAA and JAMS rules.  The parties to arbitration may agree in writing to use different rules and/or arbitrator(s).  In all other respects, the arbitration shall be conducted in accordance with Part III, Title 9 of the California Code of Civil Procedure. In any arbitration, the prevailing party shall be entitled to recover its costs and attorney’s fees incurred in both the mediation and arbitration. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties shall have the right to discovery in accordance with Code of Civil Procedure 1283.05.  The filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a waiver of the right to arbitrate under this provision.

15. Changes, Waiver.  No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.  No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person against whom it is sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement, or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same or any other condition, promise, agreement, or understanding at a future time.

16. Entire Agreement.  This agreement sets forth all of the promises, agreements, conditions, understandings, warranties, and representations among the parties hereto.  Any and all prior agreements among the parties hereto are hereby revoked.

17. Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of California without regard to the conflict of laws principles of that or any other jurisdiction.

18. Counterparts.  This Agreement may be executed in multiple counterparts and all such signed instruments shall constitute a single agreement.

19. Right of First Refusal.

a. The Right of First Refusal shall be in effect for the term on the Production Agreement and shall terminate on February 20, 2009 or earlier if Production Agreement is sooner terminated.

b. If there is no agreement reached by February 10, 2009, Contractor will submit its last offer (‘Last Offer’) for terms of a sale with Brewer. If Brewer does not accept said Last Offer within 10 days, Contractor is free to negotiate with third parties, subject to the matching rights of Brewer set forth below.

c. If Brewer wishes to maintain its Right of First Refusal, Brewer must extend the Production Agreement during Contractor’s negotiation period with third parties.  If this Production Agreement is not extended, no Right of First Refusal shall exist.

d. If Contractor wants to license or sell its “Bison” brand to a third party on financial terms less favorable to Contractor than the Last Offer, Brewer has 10 days to match such terms. On the other hand, Contractor is free to license or sell its “Bison” brand to a third party on financial terms equal to or more favorable than the Last Offer, without any further obligation to Brewer.

e. If Brewer’s right to match an offer comes into play, Brewer must match the aggregate, total financial value of the third party offer within 10 days of Brewer's receipt of notice of the third party offer. Such financial value would include, without limitation, the cash sale price or terms such as the term of the license fee and any sharing of any revenue streams.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

“Contractor”

BISON BREWING COMPANY, LLC

 By: /s/ Daniel Del Grande______

        Daniel Del Grande

“Brewer”

GOLDEN WEST BREWING COMPANY

By:    /s/ John Power____________

John Power

EXHIBIT A    Specifications

Table of Attachments for Exhibit A

1.

Current Contractor Sell Sheet

2.

Contractor Recipes

3.

Bottling and Packaging Materials

4.

Brewer’s Laboratory Handbook (published by Brewing Science Institute)

5.

Product Recall Plan

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EXHIBIT B  Pricing Schedule

Contractor shall open a local bank account for payment of all amounts due from Contractor to Brewer which shall be made in accordance with this Exhibit B.  All payment shall be net thirty (30) days from the applicable packaging date and shall be FOB Brewer’s brewery in Chico, California.  It is the intent of this pricing schedule to share the risk and reward of operating the manufacturing facility.  Charges for production may reduce over time with additional production volume and efficiency, or may increase over time with increased occupancy costs.  Similarly, costs may be higher in months where production levels are lower.

Job Order Cost Accounting is budgeted in three categories: Direct Materials; Direct Labor and Utility; General and Administrative Expenses.   Manufacturing expenses will be shared by Contractor and Brewer on a pro-rata unit of production basis and will be determined monthly.  Estimates of all charges will be billed on the packaging date, and adjustments for actual incurred expenses will be applied quarterly or earlier.

1.

DIRECT MATERIALS:

The Brewer will invoice the Contractor the total amount of its vendor invoice cost for Production Materials and Bottling and Packaging Materials used to produce the Product to the Contractors Specifications listed in Exhibit A.

2.

DIRECT LABOR and UTILITY:

The Brewer will invoice the Contractor a per bbl, pro-rata charge for Contractor’s tax determined beer based on the total monthly cost for hourly labor plus total utility charges divided by the total bbl packaged at the brewery during the month.  This Direct Labor and Utility charge may also include other incidental expenses incurred by the brewery for the calendar month production, such as misc. packaging supplies and quality control expenses.  The Brewer will also invoice the Contractor the entire estimated amount of Federal Excise Tax and State Excise taxes each packaging date.

3.

GENERAL and ADMINISTRATIVE EXPENSES:

The Brewer will invoice the Contractor a per bbl, pro-rata charge for Contractor’s tax determined beer based on the total monthly cost for overhead expenses (such as occupancy costs, salaried brewery and administrative labor, insurance) divided by the total bbl packaged at the brewery during the month.  This General and Administrative Expense shall not include: interest expense, amortization, depreciation, selling expense or advertising expenses of Brewer incurred for its own brands.

4.

EQUIPMENT USEAGE and KEG LEASING FEES:   The Brewer will invoice the Contractor a fee of $1.00 per case.  The Brewer will invoice the Contractor for  keg leasing in accordance with the fee schedule of its third party vendor (currently Mircostar).

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